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                                                                    EXHIBIT 3.12

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
Form LLC-5.5                                                         ILLINOIS                     This space for use by
January 2000                                              LIMITED LIABILITY COMPANY ACT             Secretary of State
                                                            Articles of Organization

Jesse White                                                   SUBMIT IN DUPLICATE                              FILED
Secretary of State                                            Must be typewritten                           MAR 04 2002
Department of Business Services
Limited Liability Company Division                              ---------------
Room 359, Howlett Building
Springfield, IL 62756                                This space for use by Secretary of State
http://www.sos.state.il.us

Payment must be made by certified check, cashier's   Date 3-4-02                                        JESSE WHITE
check, Illinois attorney's check, Illinois C.P.A.'s  Assigned File #  0067-630-6                     SECRETARY OF STATE
check, or money order, payable to "Secretary of      Filing Fec.      $400.00
State."                                              Approved.
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1.  Limited Liability Company Name: TOWER AUTOMOTIVE CHICAGO, LLC

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(The LLC name must contain the words limited liability company, L.L.C, or LLC and cannot contain the terms corporation, corp., incorporated, inc., ltd., co., limited partnership, or L.P.)

2. If transacting business under an assumed name, complete and attach From LLC-1.20.

3. The address of its principal place of business (Post office box alone and c/o are unacceptable.):

    5211 CASCADE ROAD, S.E., GRAND RAPIDS, MI 49546

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4.  The Articles of Organization are effective on: (Check one)

    a) X the filing date, or b)_____another date later than but not more than 60 days subsequent to the filing date:____________________
                                                     (month, day, year)

5.  The registered agent's name and registered office address is:

    Registered agent:        CT CORPORATION SYSTEM
                           -----------------------------------------------------
                           First Name                Middle Initial    Last Name

    Registered Office:        208 S. LASALLE STREET
                           -----------------------------------------------------

    (P.O.Box alone and        Number                    Street           Suite #

    c/o are unacceptable)     CHICAGO                   60604             COOK
                           -----------------------------------------------------
                              City                     Zip Code          Country

6. Purpose or purposes for which the LLC is organized: Include the business code # (from IRS Form 1065) (If not sufficient space to cover this point, add one or more sheets of this size.)

    The transaction of any or all lawful business for which limited liability companies may be organized under the Illinois Limited Liability Company Act. (332110)

7.  The latest date, if any, upon which the company is to dissolve
          N/A.
    ------------------.
    (month, day, year)

    Any other events of dissolution enumerated on an attachment. (Optional)

                                                                         LLC-5.5

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8.  Other provisions for the regulation of the internal affairs of the LLC per Sections 5-5(a)(8) included as attachment:

                  [ ] Yes          [X] No

    If yes, state the provision(s) and the statutory cite(s) from the ILLCA.

9.  a)       Management is by manager(s):     [ ] Yes       [X] No
                  If yes. List names and business addresses.

    b)       Management is vested in the member(s):     [X] Yes       [ ] No
                  If yes. List names and addresses.

             TOWER AUTOMOTIVE PRODUCTS COMPANY, INC.
             5211 CASCADE ROAD, S.E.
             GRAND RAPIDS, MI 49546

10. I affirm, under penalties of perjury, having authority to sign hereto, that these articles of organization are to the best of my knowledge and belief, true, correct and complete.

    Dated        MARCH 1,             2002
         ---------------------------------
               (Month/Day)           (Year)

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
         SIGNATURE(S) AND NAME(S) OF ORGANIZER(S)                             BUSINESS ADDRESS(ES)
1.       [ILLEGIBLE]                                        1.       5211 CASCADE ROAD, S.E.
         ------------------------------------------                ---------------------------------------
                          Signature                                       Number       Street

         JERRY BROEKHUIS, ASSISTANT SECRETARY                        GRAND RAPIDS
         ------------------------------------------                ---------------------------------------
            (Type or print name and title)                                      City/Town

         TOWER AUTOMOTIVE PRODUCTS COMPANY, INC.                     MICHIGAN                   49546
         ------------------------------------------                ---------------------------------------
          (Name if a corporation or other entity)                    State                    Zip Code

2.       __________________________________________         2.     _______________________________________
                       Signature                                        Number             Street

         __________________________________________                _______________________________________
            (Type or print name and title)                                    City/Town

         __________________________________________                _______________________________________
          (Name if a corporation or other entity)                    State                    Zip Code

3.       __________________________________________         3.     _______________________________________
                       Signature                                        Number             Street

         __________________________________________                _______________________________________
            (Type or print name and title)                                    City/Town

         __________________________________________                _______________________________________
          (Name if a corporation or other entity)                    State                    Zip Code
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(Signatures must be in ink on an original document. Carbon copy, photocopy, or rubber stamp signatures may only be used on conformed copies.)